Critical Accounting Estimates and Judgements	12 Months Ended
Dec. 31, 2020
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Critical Accounting Estimates and Judgements
4.	CRITICAL ACCOUNTING ESTIMATES AND JUDGMENTS
Estimates and judgments are continually evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances.
The Group makes estimates and assumptions concerning the future. The resulting accounting estimates may not be equal to the related actual results. The estimates and assumptions that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are discussed below.

4.1	Depreciation on property, plant and equipment
Depreciation on the Group’s property, plant and equipment is calculated using the straight-line method to allocate cost up to residual values over the estimated useful lives of the assets. The Group reviews the useful lives and residual values periodically to ensure that the method and rates of depreciation are consistent with the expected pattern of realization of economic benefits from property, plant and equipment. The Group estimates the useful lives and residual values of property, plant and equipment based on historical experience, taking into account anticipated technological changes. If there are significant changes from previously estimated useful lives, the amount of depreciation expenses may change.

4.2	Impairment of non-financial assets
The Group tests whether
non-financial
assets have suffered from any impairment, in accordance with the accounting policy stated in Note 2.13. The recoverable amount of an asset is the higher of its fair value less costs to sell and its value in use. Management estimates value in use based on estimated discounted pre-tax
future cash flows of the cash generating unit at the lowest level to which the asset belongs. If there is any significant change in management’s assumptions, including discount rates or growth rates in the future cash flow projection, the estimated recoverable amounts of the non-financial
assets and the Group’s results would be significantly affected. Such impairment losses are recognized in the statements of income. Accordingly, there will be an impact to the future results if there is a significant change in the recoverable amounts of the non-financial
assets.
No significant impairment loss on property, plant and equipment was recognized for the years ended December 31, 2018, 2019 and 2020.

4.3	Allowance for ECLs
Management estimates ECL allowance on accounts receivable and contract assets using a provision matrix based on the Group’s historical credit loss experience, and adjusted for factors that are specific to the debtors and an assessment of both the current and forecast general economic conditions at the reporting date. The Group monitored and reviewed the assumptions relating to ECL regularly. For the Group’s detailed assessment of credit risk, please refer to Note 3.1(b).